Debt (Details-Components of debt) - Rubicon [Member] - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Long-term loan balance	$ 49,500	$ 51,000
Rubicon Technologies L L C [Member]
Term loan balance	75,500	77,000	$ 48,524
Less unamortized loan origination costs	(2,537)	(3,334)	(820)
Total borrowed	72,963	73,666	47,704
Less short-term loan balance		(22,666)	(680)
Long-term loan balance	49,500	51,000	$ 47,024
Less short-term loan balance	$ (23,463)	$ (22,666)